UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

July 11, 2003

Date of Report (Date of earliest event reported)

CYBERGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 0-24544

Florida (State or Other Jurisdiction of Incorporation)	65-0510339 (I.R.S. Employer Identification No.)

2000 West Commercial Boulevard, Suite 200, Fort Lauderdale, Florida (Address of principal executive offices)	33309 (Zip Code)

(954) 958-3900

(Registrant’s telephone number, including area code)

Item 5.	Other Events

Attached is an Exhibit to this Form 8-K regarding the resolution of the class action lawsuit against CyberGuard Corporation (“Company”) and certain of its former officers.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Press Release dated July 11, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERGUARD CORPORATION

By:	/s/ SCOTT J. HAMMACK
Scott J. Hammack Chief Executive Officer

Date: July 11, 2003

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press Release dated July 11, 2003